Exhibit 99.2

                          THIRD AMENDMENT TO LOAN AGREEMENT


       THIS THIRD AMENDMENT TO LOAN AGREEMENT (the "Third Amendment") dated as of October 28, 1994, is to that Loan Agreement dated as of August 2, 1993, as amended by those First and Second Amendments dated as of November 5, 1993 and January 31, 1994, respectively (hereinafter, such Loan Agreement as so amended thereby and hereby, and as further amended or modified from time to time, the "Loan Agreement"; all terms used but not otherwise defined herein shall have the meanings provided in the Loan Agreement), by and among GENESCO INC. (the "Borrower"), the banks and financial institutions on the signature pages hereto (the "Banks"), FIRST NATIONAL BANK OF CHICAGO, as Co-Agent for the banks (the "Co-Agent"), and NATIONSBANK OF NORTH CAROLINA, N.A., as Agent for the Banks (in such capacity, the "Agent").

                                 W I T N E S S E T H:


      WHEREAS, the Borrower has requested certain modifications to the Loan Agreement; and

      WHEREAS, the Banks have agreed to the requested modifications on the terms and conditions herein set forth;

      NOW, THEREFORE, IN CONSIDERATION of these premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

       A. The Loan Agreement is amended and modified in the following respects:

            1. The following definitions in Section 1.1 are amended or added, as appropriate, to read as follows:

                 "Applicable Margin" means,

                 (i) in the case of Prime Rate Loans, one-half of one percent (.5%); and

                 (ii) in the case of Eurodollar Loans, two and three-fourths percent (2.75%);

            provided, however, commencing on the earlier of May 1, 1995 or the first Designated Asset Sale Date and continuing monthly thereafter, the foregoing margins shall increase by .15% per month.

                 "Commitment Percentage"  means, for any  Bank, the  percentage set forth opposite the name of such Bank on the signature pages to the Third Amendment, as such percentage may be adjusted in accordance with the terms hereof.

                 "Committed Amount" means, for each Bank, the amount identified as its Committed Amount opposite such Bank's name on the signature pages to the Third Amendment as such amount may be reduced pro rata based on reductions in the Maximum Commitment made in accordance with the terms hereof.

                 "Consolidated EBIT" means, with respect to any Person, for any period, the Consolidated Net Income of such Person for such period adjusted to exclude (to the extent included therein) Consolidated Total Income Tax Expense and Consolidated Total Interest Expense.

                 "Consolidated   Interest  Coverage   Ratio"  means,   for  the
            applicable period, the ratio of Consolidated EBIT to Consolidated Total Interest Expense.

                 "Consolidated Net Worth" means, as at any date, the sum of the capital stock (including nonredeemable preferred stock but subtracting treasury stock) and additional paid-in capital plus retained earnings (or minus accumulated deficit) of the Borrower and its Subsidiaries, on a consolidated basis determined in conformity with GAAP.

                 "Designated  Asset Sale" means (i) the sale by the Borrower of any its operating divisions or businesses or any of its operating Subsidiaries for a purchase price in excess of $15,000,000 or (ii) the sale by any Subsidiary of the Borrower of any operating division or business of such Subsidiary for a purchase price in excess of $15,000,000; provided, however, the preceding to the contrary notwithstanding, a Designated Asset Sale shall not include the sale or other disposition of any assets of the Borrower or any Subsidiary or the stock of any Subsidiary in either case comprising all or any part of discontinued operations as of the quarter ending as of October 31, 1994.

                 "Designated Asset  Sale Date"  means the  date upon which  any
            Designated Asset Sale is consummated.

                 "Interest  Payment Date" means (a) as to Prime Rate Loans, the last day of each calendar quarter and the Termination Date and (b) as to Eurodollar Loans, the last day of each Interest Period for such Loan and the Termination Date. If an Interest Payment Date falls on a date which is not a Business Day, such Interest Payment Date shall be deemed to be the next succeeding Business Day, except that in the case of Eurodollar Loans where the next succeeding Business Day falls in the next succeeding calendar month, then on the next preceding Business Day.

                 "Interest Period"  means as to  Eurodollar Loans, a  period of one month's duration, as the Borrower may elect, commencing in each case, on the date of the borrowing (including conversions, extensions and renewals); provided, however (i) if any Interest Period would end on a day which is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day (except where the next succeeding Business Day falls in the next succeeding calendar month, then on the next preceding Business
            Day), (ii) no Interest Period shall extend beyond the Termination Date, and (iii) where an Interest Period begins on a day for which there is no numerically corresponding day in the calendar month in which the Interest Period is to end, such Interest Period shall end

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
            on the last day of such calendar month.

                 "Maximum Commitment" means $65,000,000; provided, however,

                 (i) the Maximum Commitment shall be reduced by $15,000,000 on the earlier of (A) April 30, 1995 or (B) the date which is 7 calendar days after the first Designated Asset Sale Date;

                 (ii) the Maximum Commitment shall be further reduced by the amount by which the Net Cash Proceeds generated on account of any Designated Asset Sale exceed $40,000,000. If the amount of such further reduction does not reduce the Maximum Commitment to an amount less than the outstanding Letter of Credit Obligations as of the applicable Designated Asset Sale Date, such further reduction shall be effective seven calendar days after such Designated Asset Sale Date. If the amount of such further reduction does reduce the Maximum Commitment to an amount less than the outstanding Letter of Credit Obligations as of the applicable Designated Asset Sale Date,
                 (A) that portion of such further reduction which does not reduce the Maximum Commitment to an amount less than the outstanding Letter of Credit Obligations as of the applicable Designated Asset Sale Date shall be effective seven calendar days after such Designated Asset Sale Date and (B) that portion of such further reduction which does reduce the Maximum Commitment to an amount less than the outstanding Letter of Credit Obligations as of the applicable Designated Asset Sale Date (hereinafter the "Deferred Reduction Amount") shall be effective upon the earlier of (1) the date forty-five calendar days after such Designated Asset Sale Date or (2) the date the Borrower reduces the outstanding Letter of Credit Obligations as of the applicable Designated Asset Sale Date by an amount at least equal to the Deferral Reduction Amount. The Borrower acknowledges and agrees that it shall not be entitled to borrow Revolving Loans hereunder or have Letters of Credit issued for its benefit hereunder prior to the time that the Deferred Reduction Amount becomes effective.

            "Net Cash Proceeds" means, with respect to any Designated Asset Sale, (a) the cash proceeds received by the Borrower or any of its Subsidiaries, minus (b) the sum of (i) reasonable fees, commissions and expenses payable to third parties and incurred by the Borrower or such Subsidiary in connection with such Designated Asset Sale, (ii) taxes estimated by the Borrower's independent public accountants of national standing (or estimated in good faith by the Borrower if such accountants are not able to make their estimation within five Business Days after the applicable Designated Asset Sale Date) to be payable by the Borrower or such Subsidiary as a result of and in connection with such Designated Asset Sale and (iii) any Indebtedness secured by a Lien on any assets subject to such Designated Asset Sale and required to be repaid in connection with such Designated Asset Sale.

            "Third Amendment" means that certain Third Amendment to Loan Agreement, dated October 28, 1994, by and among the Borrower, the Co-Agent, the Agent and the Banks which have executed the same.

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            "Total  Capital" means, as at any date of determination, as applied to any Person, (i) all Indebtedness plus (ii) shareholders' equity (as determined in accordance with GAAP) plus (iii) any principal or interest to be paid or incurred by the Grief Companies division of the Borrower as a result of a withdrawal or partial withdrawal from the Amalgamated Pension Fund, a Multiemployer Plan.

            2. The availability of Adjusted CD Loans and Competitive Loans is hereby terminated. Any and all references to Adjusted CD Loans and Competitive Loans and the provisions relating thereto are hereby deemed deleted and in addition, the following definitions in Section 1.1, together with any references thereto in the Loan Agreement, are deleted:
       "Adjusted CD Loan", "Adjusted CD Rate", "Competitive Bid Loan", "Competitive Bid Note", "Competitive Bid Offer", "Offered Rate", and "Request for Competitive Bid Loan".

            3. The second sentence in Section 2.1 is amended and restated to read as follows:

            Revolving Loans hereunder may consist of Prime Rate Loans and Eurodollar Loans (or a combination thereof) as the Borrower may request, and may be repaid and reborrowed in accordance with the provisions hereof; provided, however, no more than 8 Loans may be outstanding hereunder at any time.

            4. Section 2.4 relating to the applicable interest rate is amended to read as follows:

                 2.4  Interest.   Subject to  the  provisions of  Section  3.1,
            Revolving Loans shall bear interest as follows:

                      (a) Prime Rate Loans. During such periods as Revolving Loans shall consist of Prime Rate Loans, at a per annum rate equal to the sum of the Prime Rate plus the Applicable Margin.

                      (b) Eurodollar Loans. During such periods as the Revolving Loans shall consist of Eurodollar Loans, at a per annum rate equal to the sum of the Eurodollar Rate plus the Applicable Margin.

                      (c)  [Intentionally Deleted]

                      (d)  Payment  of Interest.   Interest on  Revolving Loans
                 hereunder shall be payable in arrears on each Interest Payment Date.

            5. Section 2.6 is deleted in its entirety and amended to read as follows:

                 2.6  [Intentionally Deleted]

            6. Sections 2.10(b) and (c) relating to the Commitment Fee and Standby Letter of Credit Commission are amended to read as follows:

                 (b) Commitment Fee. The Borrower shall pay to the Agent for the account of each Bank a fee for each Bank on the daily average Unused Amount for such Bank a rate equal to one-half of one percent (.5%) per annum of such Unused Amount (such rate to be effective as of October 28, 1994); provided, however, commencing on the earlier of May 1, 1995 or the first Designated Asset Sale Date and continuing monthly thereafter, the foregoing rate shall increase by .15% per month. The foregoing commitment fee shall be paid quarterly in arrears on the last day of each calendar quarter commencing December 31, 1994.

                 (c)  Standby Letter of Credit Commission.  In consideration of the issuance of standby Letters of Credit hereunder, the Borrower agrees to pay to the Letter of Credit Bank a letter of credit commission at a per annum rate equal the Applicable Margin for Eurodollar Loans on the maximum amount available to be drawn under each of the standby Letters of Credit from the date of issuance to the date of expiration. Five-sixths (83.33%) of the foregoing commission shall be shared by the Banks (including the applicable Letter of Credit Bank in its capacity as a Bank) in accordance with their respective Commitment Percentages, and the balance of such commission shall be retained solely by the applicable Letter of Credit Bank for its own account. The foregoing commission shall be payable in advance on the date of issuance (or extension) of each standby Letter of Credit.

            7. Section 3.2(b) regarding Mandatory Prepayments is amended to read as follows:

                 (b)  Mandatory Prepayments.

                      (i) Commitments. If at any time the sum of the outstanding principal balances of the Revolving Loans and the Letter of Credit Obligations shall exceed the then applicable Maximum Commitment, then the Borrower shall immediately pay the Agent for the account of the Banks an amount equal to the deficiency. Payments made hereunder shall be applied first, to the Revolving Loans (and with respect to the types of Revolving Loans comprising the Revolving Loans, first to Prime Rate Loans, and then to Eurodollar Loans in direct order of their Interest Period maturities), and second, to the Letter of Credit Obligations.

                      (ii) Clean-Down Payments.

                           (A) The Borrower shall reduce the outstanding principal balance of the Revolving Loans to an amount no greater than $20,000,000 for 20 consecutive days during the fourth fiscal quarter of each Fiscal Year.

                           (B) The Borrower shall reduce the outstanding principal balance of the Revolving Loans to zero for 20 consecutive days beginning during the first fiscal quarter of each Fiscal Year of the Borrower (commencing with the first fiscal quarter of Fiscal Year 1996), with each such reduction to commence no later than April 15 of each such Fiscal Year; provided, however, the Borrower shall not be required to make such reduction during the first fiscal quarter of any Fiscal Year if the Borrower has previously completed a reduction in such fiscal quarter or the prior fiscal quarter pursuant to subsection (ii)(C) below.

                           (C) The Borrower shall reduce the outstanding principal balance of the Revolving Loans to zero for 20 consecutive days during the period commencing on any Designated Asset Sale Date and ending 45 days thereafter.

                     (iii) Designated Asset  Sales.  Within  five Business Days of each receipt by the Borrower or any of its Subsidiaries of any Net Cash Proceeds from any Designated Asset Sale, the Borrower shall prepay, or cause such Subsidiary to prepay on behalf of the Borrower, to the Agent for the account of the Banks an amount equal to the lesser of (A) the outstanding principal balance of the Revolving Loans together with all accrued and unpaid interest thereon or (B) 100% of all Net Cash Proceeds from each such Asset Sale. Prepayments pursuant to this subsection (iii) shall be applied to the Revolving Loans (and with respect to the types of Revolving Loans comprising the Revolving Loans, first to Prime Rate Loans, and then to Eurodollar Loans in direct order of their Interest Period maturities) together with accrued and unpaid interest thereon. In addition to the foregoing, if the Net Cash Proceeds generated on account of any Designated Asset Sale exceed $40,000,000, the Maximum Commitment shall be reduced in accordance with the definition therefor contained herein. Nothing contained in this subsection (iii) shall limit the rights of the Banks under Section 7.6 except as expressly provided for therein.

            8.   Section 7.1(1) is deleted.

            9. Section 7.3 is amended by (i) deleting the word "and" at the end of subsection 7.3(f), (ii) deleting the period at the end of subsection 7.3(g) and replacing it with a semi-colon followed by the word "and" and (iii) adding the following subsection 7.3(h):

                (h) The Borrower may incur customary and reasonable indemnity obligations in connection with sale of the assets of the Borrower and its Subsidiaries or the stock of Subsidiaries in either case anticipated to be sold or otherwise disposed of as described in the Bankers' Meeting Notebook, dated October 25, 1994, issued by the Borrower to the Banks.

            10. Section 7.5 is amended effective as of October 28, 1994 by adding the following subsection 7.5.6 thereto:

                 7.5.6 Deletion of Financial Covenants. Notwithstanding anything to the contrary contained in this Loan Agreement, the financial covenants set forth in Sections 7.5.1, 7.5.2, 7.5.3 and

            7.5.6 shall be deleted.

            11. Sections 7.5.1, 7.5.2, 7.5.3 and 7.5.6 are further amended effective as of November 4, 1994 so that such Sections read as follows as of such date:

                 7.5.1 Consolidated Net  Worth.  The  Borrower will not  permit
            Consolidated Net Worth at the end of any quarterly or annual accounting period to be less than the respective amount set forth in the table below for each period, increased by the amount, if any, by which the charges to earnings and asset write-downs reflected on the Borrower's financial statements at and for the quarter ending October 31, 1994 are less than $92,500,000:

                        Quarter Ending              Amount
                        -------------------         --------------
                        October 31, 1994            $15,000,000
                        January 31, 1995             18,260,000
                        April 30, 1995               15,760,000
                        July 31, 1995                15,452,000
                        October 31, 1995             19,071,000
                        January 31, 1996             22,264,000
                        April 30, 1996               20,634,000
                        July 31, 1996                20,357,000

                 7.5.2 Consolidated Trading Asset Ratio.  Beginning January 31,
            1995, the Borrower will not permit the ratio of Consolidated Current Assets to the sum of Consolidated Current Liabilities plus Consolidated Senior Funded Indebtedness at the end of any quarterly or annual accounting period to be less than 1.0 to 1.0.

                 7.5.3 Consolidated Senior  Funded Indebtedness/Total  Capital.
            Beginning January 31, 1995, the Borrower will not permit the ratio of Consolidated Senior Funded Indebtedness to Total Capital at the end of each of any quarterly or annual accounting period to be greater than .80 to 1.0.

                 7.5.6 Consolidated Interest Coverage Ratio.  Beginning January
            31, 1995, as of the end of any quarterly accounting period the Borrower will maintain, for the applicable period, a Consolidated Interest Coverage Ratio of not less than:

                        Quarter Ending                   Ratio
                        ----------------------------     --------------
                        January 31, 1995                  1.82 to 1.0
                        April 30, 1995                    0.99 to 1.0
                        July 31, 1995                     0.92 to 1.0
                        October 31, 1995                  1.24 to 1.0
                        January 31, 1996                  1.26 to 1.0
                        April 30, 1996                    1.34 to 1.0
                        July 31, 1996 and thereafter      1.34 to 1.0

                 The applicable period for which the Consolidated Interest Coverage Ratio shall be determined as follows:

                                            Duration of Applicable
                                            Period ending as of
                        Quarter Ending      Date of Determination
                        -----------------   --------------------------

                        January 31, 1995    One Quarter then ending

                        April 30, 1995      Two Quarters then ending

                        July 31, 1995       Three Quarters then ending

                        October 31, 1995    Four Quarters then ending
                          and thereafter

            12. Section 7.6 is amended by deleting the period at the end of such Section and replacing it with the following:

                 and (z)  the Borrower or any  of its Subsidiaries  may sell or otherwise dispose of the divisions, businesses or Subsidiaries scheduled to be sold or otherwise disposed of as described in the Bankers' Meeting Notebook, dated October 25, 1994, issued by the Borrower to the Banks.

            13.  Section 8.1.12 is added as follows:

                 8.1.12 Board  Ratification.   The  failure of  the  Borrower's
            board of directors to ratify the Third Amendment on or before November 3, 1994.

       B. The amendments set forth in Sections 10 and 13 above shall be effective as of October 28, 1994 upon the receipt by the Agent of the following in form and substance satisfactory to the Majority Banks:

            1. Executed Documents. Executed copies of this Third Amendment signed by the Borrower and no less than the Majority Banks and the Agents' Fee letter relating to the fees payable to the Agents in connection with this Third Amendment.

            2. Amendment Fee. Payment to the Agent for distribution to each Bank an amendment fee equal to .25% of the Committed Amount of each such Bank.

            3.   Success Fee.   Payment to  the Agent for  the distribution  to
       each Bank which has signed this Third Amendment a success fee equal to .20% of the Committed Amount of each such Bank.

            4. Legal Opinion. The favorable legal opinion of Boult, Cummings, Conners & Berry, counsel to the Borrower, addressed to the Agent and the Banks and satisfactory to special counsel to the Agent and the Banks.

       C.   The amendments set forth  in Sections 1 through  9, Section 11  and
  Section 12 above  shall be effective as of November 4,  1994 upon the receipt

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

  by the Agent of evidence satisfactory to the Agent that the Borrower's board of directors has approved this Third Amendment and receipt by the Agent of the favorable legal opinion of Boult, Cummings, Conners & Berry, counsel to the Borrower, addressed to the Agent and the Banks and satisfactory to special counsel to the Agent and the Banks.

       D.   The Borrower hereby represents and warrants that:

            (i) any and all representations and warranties made by the Borrower and contained in the Loan Agreement (other than those which expressly relate to a prior period) are true and correct in all material respects as of the date of this Third Amendment; and

            (ii) No Default  or  Potential  Default  currently  exists  and  is
            continuing  under  the  Loan   Agreement  simultaneously  with  the
            execution of this Third Amendment.

       E.   The  Borrower  will  execute  such  additional  documents  as   are
  reasonably requested by the Agent to reflect the terms and conditions of this Third Amendment.

       F. Except as modified hereby and except for necessary modifications to exhibits to bring such exhibits in conformity with the terms of this Third Amendment, all of the terms and provisions of the Loan Agreement (and Exhibits) remain in full force and effect.

       G. The Borrower agrees to pay all reasonable costs and expenses in connection with the preparation, execution and delivery of this Third Amendment, including without limitation the reasonable fees and expenses of the Agent's legal counsel.

       H. This Third Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Third Amendment to produce or account for more than one such counterpart.

       I. This Third Amendment and the Loan Agreement, as amended hereby, shall be deemed to be contracts made under, and for all purposes shall be construed in accordance with the laws of the State of Tennesee.

       IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Third Amendment to Loan Agreement to be duly executed under seal and delivered as of the date and year first above written.


    BORROWER:                    GENESCO, INC.,
                                   a Tennessee corporation


                                  By:_______________________________
                                  Title:____________________________


    BANKS:
                                  NATIONSBANKS OF NORTH CAROLINA, N.A.,
                                  individually in its capacity as a
                                  Bank and in its capacity as Agent
    Committed Amount:
    -----------------
    $16,250,000                   By:______________________________
                                  Title:___________________________
    Committed Percentage:
    ---------------------
    25.00%


                                  FIRST NATIONAL BANK OF CHICAGO,
                                  individually in its capacity as a
                                  Bank and in its capacity as Co-Agent
    Committed Amount:
    -----------------
    $13,000,000                   By:______________________________
                                  Title:___________________________
    Committed Percentage:
    ---------------------
    20.00%


                                  FIRST AMERICAN NATIONAL BANK
    Committed Amount:
    -----------------
    $8,125,000                    By:______________________________
                                  Title:___________________________
    Committed Percentage:
    ---------------------
    12.50%


                                  CIBC, INC.
    Committed Amount:
    -----------------
    $8,125,000                    By:______________________________
                                  Title:___________________________
    Committed Percentage:
    ---------------------
    12.50%


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


                                  THE HONG KONG AND SHANGHAI BANKING
                                  CORPORATION LIMITED
    Committed Amount:
    -----------------
    $6,500,000                    By:______________________________
                                  Title:___________________________
    Committed Percentage:
    ---------------------
    10.00%


                                  FIRST UNION NATIONAL BANK OF
                                  TENNESSEE
    Committed Amount:
    -----------------
    $6,500,000                    By:______________________________
                                  Title:___________________________
    Committed Percentage:
    ---------------------
    10.00%


                                  THIRD NATIONAL BANK IN NASHVILLE

    Committed Amount:
    -----------------
    $6,500,000                    By:______________________________
                                  Title:___________________________
    Committed Percentage:
    ---------------------
    10.00%


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